Subsequent Events	12 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

14. SUBSEQUENT EVENTS

The Predecessor and Successor have assessed all events from September 30, 2023, up through the date that these consolidated financial statements are available to be issued, unless as disclosed below, there are not any material subsequent events that require disclosure in these consolidated financial statements other than events detailed below.

On October 30, 2023, SEC declared the registration statement on Form F-1, as amended (File Number 333-273289) for initial public offering to be effective. Subsequently, on November 2, 2023, Alpha completed initial public offering in which issuing and selling an aggregate of 1,750,000 Ordinary Shares, at a price of US$4 per share, generating total proceeds of US$7 million before deducting underwriting discounts and other offering expenses.

On November 21, 2023, Prime Number Capital LLC, as the representative of the underwriters of the initial public offering, fully exercised the over-allotment option to purchase an additional 262,500 Ordinary Shares at the public offering price of US$4 per share.

Pursuant to the resolution passed on March 31, 2023, the listing expenses of approximately HK$6.4 million were paid by Fuchsia Capital Limited (“Fuchsia”), a company controlled by one of our Executive Directors, on behalf of the Company and the Company was not required to return or repay the above-mentioned amount of listing expenses to Fuchsia. On January 22, 2024, Alpha passed resolution and revoked the above resolution and it was resolved that the Company is required to repay the above-mentioned amount of listing expenses to Fuchsia from the proceeds of the NASDAQ Initial Public Offerings, given that the successful listing on The Nasdaq Stock Market LLC.